Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

Exhibit 10.2

BOLIVARIAN REPUBLIC OF VENEZUELA ADDENDUM NO. 001 TO AGREEMENT NO. 039/2015
ENTERED INTO BY AND BETWEEN THE COMPANY MEDIX INDUSTRIAL Y COMERCIAL SOCIEDAD ANÓNIMA (MEDIX I.C.S.A.) AND THE MINISTRY OF THE PEOPLE’S POWER FOR HEALTH.

By and between the Bolivarian Republic of Venezuela, through the MINISTRY OF THE PEOPLE’S POWER FOR HEALTH, represented herein by LUISANA MELO SOLÓRZANO, Venezuelan citizen, of legal age, domiciled in Venezuela, holder of Venezuelan Identity Document No. V-5.886.440, whose official appointment was recorded in Decree No. 2,181 dated January 6, 2016, published in the Bolivarian Republic of Venezuela’s Official Gazette No. 40,822 on the aforementioned date, in her capacity as Minister, with full power and authority to perform this act as set forth by Decree No. 1424 dated November 17, 2014, in Section 78, Subsection 16 of the Special Decree having the Status, Validity and Force of Law of the Public Administration, published in the Bolivarian Republic of Venezuela’s Official Gazette No. 6147 of the same date, hereinafter —and for the purposes of this Addendum— referred to as “THE MINISTRY”; and the company MEDIX INDUSTRIAL Y COMERCIAL SOCIEDAD ANÓNIMA (MEDIX I.C.S.A.), having its legal domicile at Mermoz 1750 (B1618EWC), El Talar Tigre, Buenos Aires, República Argentina, the By-Laws of which were executed as a deed on May 31, 1972, before Civil Law Notary Adolfo Schikler, under folio 926 of the Notarial Registry No. 56 under his charge, and registered with the National Court of First Instance on Commercial Registration Matters on July 14, 1972 under Entry No. 2948, Folio 185, Book 77, Volume A, represented herein by OSVALDO MARIO ASO, Argentine citizen, of legal age, holder of Argentine Passport and Argentine Identity Document No. 11,770,882, in his capacity as attorney-in-fact of the aforementioned company, with full power and authority to execute this instrument under the Special Power of Attorney filed with the Association of Civil Law Notaries of the City of Buenos Aires [Colegio de Escribanos de la Ciudad de Buenos Aires], Federal Capital of the Argentine Republic, on April 11, 2011, transcribed to folio 206 of the Notarial Registry No. 56, under Notarial Records No. N013489170, N013518151, and N013519152 and certified in the Argentine Republic under No. 150826394068/2, who shall —for all purposes arising herefrom— be referred to as “THE COMPANY”; both of whom shall be jointly referred to as “THE PARTIES”. “THE PARTIES” have agreed to amend the terms for performance of the Agreement No. 039/2015, executed on October 14, 2015, by virtue of the partial performance thereof referred to as “SERVICES PHASE 1”, consisting of:

Addendum No. 001 to Agreement No. 039/2015	Page 1 of 14

Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

“PROVISION OF TECHNOLOGY UPDATES FOR THE OBSTETRICS AND NEONATAL UNITS OF 52 HOSPITALS THAT PROVIDE HIGH COMPLEXITY CARE, DISTRIBUTION AND PROVISION OF THE REQUIRED CONSUMABLE SUPPLIES FOR A TERM OF THREE (3) YEARS FOR THE SERVICES SUBJECT TO TECHNOLOGY UPDATES, PREVENTIVE AND CORRECTIVE MAINTENANCE SERVICES FOR A TERM OF THREE (3) YEARS REQUIRED FOR 3768 DEVICES OF THE BASIS INSTALLED IN 87 HOSPITALS OF PHASES I AND II OF THE ARGENTINA VENEZUELA AGREEMENT (AVA), AND DISTRIBUTION AND PROVISION OF CONSUMABLE SUPPLIES REQUIRED FOR A TERM OF THREE (3) YEARS FOR 3629 DEVICES OF THE BASIS INSTALLED IN 87 HOSPITALS OF PHASES I AND II OF THE AVA” and, pursuant to the provisions of Section 19 thereof, SECTIONS 2, 3, 4, 5, 6, 8, 10, 11, 12 and 22 are hereby amended and redrafted as follows:

SECTION 2: SUBJECT MATTER

For the purposes of providing technology updates and related services, corrective and preventive maintenance services and consumable supplies —with regard to both the devices subject to technology updates and maintenance and the obstetrics and neonatal units of the Hospitals’ Network depending on the Ministry of the People’s Power for health, “THE COMPANY” shall:
a)Provide technology updates for the obstetrics and neonatal units of fifty-two (52) hospitals that provide high complexity obstetric and neonatal care, in the agreed quantities and for a term of three
(3) years, for the purposes of maintaining the operability of the existing technology, including the following related services: freight and insurance, customs brokerage, inland transportation from port or airport to company’s warehouses, unloading, storage, storage insurance, transport loading and unloading, distribution, installation and delivery, medical and paramedical staff’s training on use and operation, corrective and preventive maintenance with guaranteed supply of spare parts and labor, for a term of three (3) years, in the quantities described under the proposal that forms an integral part of this Agreement, the proposal of which has been identified as “ANNEX A”, and under the terms established in the offer letter.
b)Provide consumable supplies for the provision of the technology updates referred to in the preceding paragraph, including the following related services: freight and insurance, customs brokerage, inland transportation from port or airport to company’s warehouses, unloading, storage,

Addendum No. 001 to Agreement No. 039/2015	Page 2 of 14

Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

storage insurance, transport loading and unloading, distribution and delivery, for a term of three (3) years in order to ensure operability twenty-four (24) hours a day, in the quantities described under the proposal that forms an integral part of this Agreement, the proposal of which has been identified as “ANNEX B”.
c)Provide corrective and preventive maintenance for 3768 devices in 87 hospitals —the devices of which were purchased under the Agreement (Project Life – Phases I and II [Proyecto Vida Fases I y II])— for a term of three (3) years, under the terms described in the proposal that forms an integral part of this Agreement, the proposal of which has been identified as “ANNEX C”. This maintenance shall be performed only by staff of “THE COMPANY”.
d)Provide consumable supplies for 3629 devices in 87 hospitals —the devices of which were purchased under the Agreement (Project Life – Phases I and II [Proyecto Vida Fases I y II]), of the basis subject to maintenance, including the following related services: freight and insurance, customs brokerage, inland transportation from port or airport to company’s warehouses, unloading, storage, storage insurance, transport loading and unloading, distribution and delivery, for a term of three (3) years in order to ensure operability twenty-four (24) hours a day, in the quantities and under the terms established in the proposal that forms an integral part of this Agreement, the proposal of which has been identified as “ANNEX D”.
All quantities and technical specifications are described in the aforementioned Annexes, all of which form an integral part of this Agreement and are listed hereafter:

ANNEXES	TOTAL (IN USD)	TOTAL (IN BS)
Annex A: Provision of technology updates and related services for the obstetrics and neonatal units of 52 hospitals depending on the Ministry of the People’s Power for Health that provide high complexity care, for a term of three (3 years).
	USD 73,486,490.00	BS 734,864,900.00
Annex B: Distribution and related services pertaining to consumable supplies required by the items subject to technology updates of the obstetrics and neonatal units of 52 hospitals depending on the Ministry of the People’s Power for Health that provide
	USD 17,286,885.00	BS 172,868,850.00

Addendum No. 001 to Agreement No. 039/2015	Page 3 of 14

Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

high complexity care, for a term of three (3) years.
Annex C: Provision of corrective and preventive maintenance required by 3768 devices in 87 hospitals depending on the Ministry of the People’s Power for Health, of the installed basis Phases I and II, for a term of three (3) years.
	USD 20,212,890.00	BS 202,128,900.00
Annex D: Distribution and related services pertaining to 3269 devices in 87 hospitals depending on the Ministry of the People’s Power for Health, of the installed basis Phases I and II, for a term of three (3) years.
	USD 9,763,521.00	BS 97,635,210.00
	USD 120,749,786.00	BS 1,207,497,860.00

PARRAGRAPH 1: “THE COMPANY” shall guarantee, under its own supervision and responsibility, training of the medical, nursing and electromedicine staff appointed by “THE MINISTRY” for the management and maintenance of all devices supplied under the technology updates modality hereunder.

SECTION 3: PRICE

The total price established for this Agreement amounts to ONE HUNDRED TWENTY MILLION SEVEN HUNDRED FORTY-NINE THOUSAND SEVEN HUNDRED EIGHTY- SIX UNITED STATES DOLLARS AND ZERO CENTS (USD 120,749,786.00) which, for reference purposes as established in Section 130 of the Central Bank of Venezuela’s Act [Ley del Banco Central de Venezuela], equals the amount of ONE THOUSAND TWO HUNDRED SEVEN MILLION FOUR HUNDRED NINETY-SEVEN THOUSAND EIGHT HUNDRED SIXTY VENEZUELAN BOLIVARS AND ZERO CENTS (BS 1,207,497,860.00) calculated at the official exchange rate fixed by the Central Bank of Venezuela, at a ratio of ten Bolivars per US Dollar (10.00 BS/USD). For all purposes until the termination of this Agreement, the currency that shall govern same shall be the US Dollar.

Addendum No. 001 to Agreement No. 039/2015	Page 4 of 14

Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

The amount established for this Agreement does not include: Value Added Tax (VAT), airport charges, customs duties (Ad-valorem) or any other charge or taxes, nor does it include port or airport storage expenses, which shall be borne by “THE MINISTRY”. This amount does include all charges pertaining to the nationalization procedure, fees of the customs broker appointed by “THE COMPANY”, transportation from the port or airport to the warehouses of “THE COMPANY”, distribution to the established hospitals, insurance pertaining to transport and storage within “THE COMPANY” as well as other costs of storage within “THE COMPANY” and distribution.
PARRAGRAPH 1: The price established for this Agreement shall be allocated to the Trust Fund established by Petróleos de Venezuela S.A. (PDVSA) and Banco de Desarrollo Económico y Social de Venezuela (BANDES) on July 24, 2004 and shall be paid to “THE COMPANY” in accordance with the operating mechanism agreed under the INTEGRAL COOPERATION AGREEMENT EXECUTED BY THE BOLIVARIAN REPUBLIC OF VENEZUELA AND THE
ARGENTINE REPUBLIC, its annexes and amendments, signed by the Minister of Energy and Mines —Rafael Ramirez, Engineer—, on behalf of the Bolivarian Republic of Venezuela and the Minister of Federal Planning, Public Investment and Services —Mr. Julio de Vido—, on behalf of the Argentine Republic, on April 6, 2004.

SECTION 4: PAYMENT

“THE MINISTRY” shall pay “THE COMPANY” by means of Debt Securities (DS) denominated in US Dollars and payable in Argentine Pesos at the exchange rate effective on the actual date of payment, ordered by PDVSA to the Central Bank of Argentina in favor of “THE COMPANY” and through Banco de la Nación Argentina, and payment shall be made as follows:
1)    In six (6) semi-annual installments (every six months); i.e., two (2) installments per year; a first installment amounting to TWENTY MILLION UNITED STATES DOLLARS AND ZERO CENTS (USD 20,000,000.00) which, for reference purposes as established in Section 130 of the Central Bank of Venezuela’s Act, equals TWO HUNDRED MILLION BOLIVARS AND ZERO CENTS (BS 200,000,000.00), calculated at the official exchange rate fixed by the Central Bank of Venezuela, at a ratio of ten Bolivars per US Dollar (10.00 BS/USD) and five (5) subsequent equal installments, each amounting to TWENTY MILLION ONE HUNDRED FORTY-NINE THOUSAND NINE HUNDRED FIFTY-SEVEN UNITED STATES DOLLARS AND

Addendum No. 001 to Agreement No. 039/2015	Page 5 of 14

Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

TWENTY CENTS (USD 20,149,957.20) which, for reference purposes as established in Section 130 of the Central Bank of Venezuela’s Act, equals TWO HUNDRED ONE MILLION FOUR HUNDRED NINETY-NINE THOUSAND FIVE HUNDRED SIXTY-TWO BOLIVARS AND
ZERO CENTS (BS 201,499,572.00) [sic], calculated at the official exchange rate fixed by the Central Bank of Venezuela, at a ratio of ten Bolivars per US Dollar (10.00 BS/USD), for a term of thirty-six (36) months (equivalent to three (3) years), as follows:

FINANCIAL PERFORMANCE CHART
INSTALLMENT NO.	YEAR	AMOUNT (IN USD)	AMOUNT (IN BS)
1	First year	USD 20,000,000.00	BS 200,000,000.00
2		USD 20,149,957.20	BS 201,499,572.00
3	Second year	USD 20,149,957.20	BS 201,499,572.00
4		USD 20,149,957.20	BS 201,499,572.00
5	Third year	USD 20,149,957.20	BS 201,499,572.00
6		USD 20,149,957.20	BS 201,499,572.00
TOTAL:		USD 120,749,786.00	BS 1,207,497,860.00

2)    Payment of these installments shall be made at the beginning of each semester upon presentation of invoice, and shall be effective for a term equal to or less than fifteen (15) days.
3)    “THE MINISTRY” shall use its best efforts to adopt all steps necessary to order payments to “THE COMPANY” through the Trust Fund of the INTEGRAL COOPERATION AGREEMENT EXECUTED BETWEEN THE BOLIVARIAN REPUBLIC OF VENEZUELA AND THE ARGENTINE REPUBLIC, within the aforementioned term, in order to comply with the “Financial and Physical Performance Schedule” that forms and integral part of this Agreement, the schedule of which is listed under “ANNEXES E.1, E.2, E.3, E.4, F.1, F.2, F.3 and F.4”.

SECTION 5: PLACE AND TERM FOR PERFORMANCE

“THE COMPANY” shall provide “THE MINISTRY” with the services subject matter hereof, as follows:
a)    Technology updates and related services for the obstetrics and neonatal units of fifty-two (52) hospitals of “THE MINISTRY” that provide high complexity obstetric and neonatal care, in a term of three (3) years;

Addendum No. 001 to Agreement No. 039/2015	Page 6 of 14

Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

b)    Distribution and related services pertaining to consumable supplies required for devices subject to the technology updates for the obstetrics and neonatal units of fifty-two (52) hospitals of “THE MINISTRY” that provide high complexity obstetric and neonatal care, in a term of three (3) years;
c)    Corrective and preventive maintenance required for 3768 devices in 87 hospitals of “THE MINISTRY” of the installed basis Phases I and II, in a term of three (3) years; and
d)    Distribution and related services pertaining to consumable supplies required for 3269 devices in 87 hospitals of “THE MINISTRY” of the installed basis Phases I and II, in a term of three (3) years.
The above according to the quantities established in the “Physical Performance Schedule”, “ANNEXES E.1, E.2, E.3 and E.4” and the amounts established in the “Financial Performance Schedule” included in “ANNEXES F.1, F.2, F.3 and F.4”.
All training of the medical, nursing and electromedicine staff regarding the technology updates subject matter hereof shall be provided by “THE COMPANY” and conducted at the hospitals listed under “ANNEX J” “List of 52 hospitals and their geographic location subject to technology updates”.
Additionally, “THE COMPANY” acknowledges that it knows the place and conditions where the technology updates subject matter of this Addendum will be performed, along with all circumstances related to the work, as well as the operating conditions and the maintenance required for the updates described in this Agreement; therefore, it is understood that same has been executed with absolute knowledge of all the aforementioned and of any inconvenience that may arise, thus not being entitled to any claim arising from technical difficulties, errors, omissions or any other cause that may be directly attributed to same.

SECTION 6: TERM

This Agreement shall be effective for a term of 36 months (three (3) years) counted as of execution of the Certificate of Commencement, which shall be executed after the actual payment of the first semi-annual installment established in Section 4 hereof. In any case, the effective term shall be of three (3) years and may be extended provided “THE PARTIES” agree to it in writing. For all purposes until termination of this Agreement, the currency that shall govern same shall be the US Dollar.

Addendum No. 001 to Agreement No. 039/2015	Page 7 of 14

Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

SECTION 8 [sic]: GENERAL TERMS AND CONDITIONS.

a)“THE COMPANY” shall organize, in the city of Caracas, in the Bolivarian Republic of Venezuela, a team consisting of staff of its own or such subcontracted personnel as may be sufficient and with the necessary expertise in rendering basic and specialized Preventive and Corrective Maintenance services, which may secure compliance with the subject matter of this Agreement, as set forth in Section 2 hereof. Furthermore, they shall be provided with offices where they may address any and all requests, requirements and reports made by “THE MINISTRY”.
b)Any devices, accessories, consumables, parts and pieces supplied by “THE COMPANY” shall be stored in a warehouse located under the custody, control, responsibility, management and disposition thereof, and "THE MINISTRY" shall be allowed access to conduct audits, from the Registration of the Initial Inventory to its final distribution.
c)“THE COMPANY” shall guarantee “THE MINISTRY”, for a term of three (3) years, all medical devices, clinical fixtures and instruments, as supplied by virtue of the Technology Updates of this Agreement, against any manufacturing defect, as of the date of arrival thereof at such warehouses as may be established by “THE COMPANY”. Throughout the guarantee period set forth above, any provision of Technology Updates shall include “Preventive Maintenance’’ coverage to be carried out every four months and “Corrective Maintenance’’ coverage to be conducted upon request of “THE MINISTRY”. The items set out below shall be excluded from maintenance: Consumables, Laryngoscopes, Blood Pressure Monitors, Stethoscopes, Bilirubinometers, Surgical Instruments, Densimeters, Manual Resuscitator and Clinical Fixtures. The removal of any defects caused by damages to the external circuits, reckless or undue use, negligence, acts of God or force majeure events, such as fire, floods, collisions and earthquakes, among others, or such as may be caused by individuals not forming part of “THE COMPANY” or by the technical representative thereof shall be excluded from the guarantee and from the maintenance works.
d)The Corrective and Preventive Maintenance carried out by “THE COMPANY” in order to comply with the services provided for in Section 2 must be performed under national security rules and ordinary installation conditions, by the personnel qualified to that effect, in order to secure the proper and efficient provision of the services and to avoid putting at risk the useful life of the devices that constitute the subject matter hereof, which are subject to the services rendered by “THE COMPANY”.

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Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

e)“THE COMPANY” shall accept and allow the presence of any officers authorized by “THE MINISTRY for them to carry out the due monitoring and follow-up pertaining to all the corrective and preventive maintenance tasks mentioned in Section 2 of this Addendum, thus making it possible for these officers to become part of the work teams formed by qualified employees expert at maintenance works representing “THE COMPANY", not being it crucial for “THE COMPANY” to count with the presence and participation of the officers authorized by “THE MINISTRY” for the performance of the corrective and preventive maintenance works subject matter hereof. Throughout the term of performance of this Agreement, subject to no exceptions whatsoever, “THE COMPANY” shall be held liable for the provision of such maintenance; it shall not bear any expenses incurred for transfers, out-of-pocket expenses, overtime or any other salary or extra-salary item to which the officers authorized by “THE MINISTRY” accompanying the Corrective and Preventive maintenance works might be entitled, “THE MINISTRY” being solely liable for the payment of such items.
f)All the actions referred to above shall be explicit in a Work Order that shall be made a part of the “logbook”, which shall be duly endorsed by the Head of Service, the Head of Maintenance and the Hospital Director.

SECTION 10 [sic]: OBLIGATIONS OF “THE COMPANY”.

“THE COMPANY” shall have the obligations set out below, without prejudice to any other provision set forth in this Agreement and in the Annexes hereto. “THE COMPANY” does hereby undertake to:
a)Guarantee actual compliance with the subject matter set forth in this agreement, within the established term and subject to the provisions set forth to that effect.
b)Notify “THE MINISTRY”, ten (10) days in advance of the arrival of any of the devices, accessories, consumables, parts and pieces subject matter hereof, of the “Bill of Lading" including: Packing lists and the original invoice in two counterparts, being it important to highlight that one of the counterparts must read “VALID ONLY FOR CUSTOMS’ PURPOSES".
c)Deliver the devices, accessories, consumables, parts and pieces that constitute the subject matter of this Agreement on the Dates and in the Amounts set forth in the specifications contained in the “Physical Performance Schedule" identified as “ANNEXES E.1, E.2, E.3 y E.4”, at the Hospitals identified in “ANNEX J” entitled; “List of 52 Hospitals Subject to Technology Update

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Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

and their Geographic Location”, which forms an integral part of this agreement.

d)“THE COMPANY” shall deliver such packing devices as may be suitable to guarantee preservation thereof during air or sea transport to Maiquetía International airport and/or La Guaira sea port.
e)“THE COMPANY” shall guarantee at “THE MINISTRY’s” Hospitals the transfer, installation, and start up of the devices, training provided to “THE MINISTRY’s” medical, nursing and electromedicine staff on the management and preservation of devices by the qualified technical staff at the moment of completing the installation, technical service over the guarantee period and corrective and preventive maintenance in accordance with the provisions set forth in this agreement.
f)“THE COMPANY” does hereby undertake to guarantee provision of such technical information as may be necessary for the use and maintenance of the technology updates, the operation manuals in Spanish, as well as the supply of pieces and consumables to carry out the technical service under the responsibility of “THE COMPANY’s” technical staff.
g)“THE COMPANY” shall allow “THE MINISTRY” to perform all such inspections as it may deem necessary to check on the scope of contract performance.
h)“THE COMPANY” shall appoint a Technical Representative within a term of seven (7) days following the date of execution of this Agreement, who shall act as representative in all matters pertaining to the performance hereof, thus being liable to notify “THE MINISTRY’s” Hospital Vice Minister's Office of such appointment.
i)“THE COMPANY” shall provide training to the medical, nursing and electromedicine staff of all Hospitals listed in “ANNEX I” regarding the management and preservation of the technical updates provided for in this Addendum. In the event that the operating staff qualified during the training be removed and/or substituted, “THE MINISTRY” shall notify “THE COMPANY” in order to conduct a new training course and assessment of the operating staff, at least while the guarantee period is in force.
j)“THE COMPANY” shall promptly perform the Corrective Maintenance whenever it may be necessary, upon prior written notice of any failure in the device(s) given by the Head of the Obstetrics or Neonatology Unit and the Hospital Director to the Hospital Vice Minister's Office and “THE COMPANY”.

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Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

k)“THE COMPANY” shall be held liable for storing, preserving, distributing and providing the technology updates, consumable supplies and related services, within the territory of the Bolivarian Republic of Venezuela pursuant to the guidelines outlined by “THE MINISTRY” under this Agreement, as provided for in Section 8 (b).
l)“THE COMPANY” shall be responsible for any and all damages that may be suffered by “THE MINISTRY”, where such damages arise from any unjustified delay in the distribution of consumables and spare parts while performing the corrective and preventive maintenance. In the event that any corrective maintenance may be required in respect of any of the devices subject matter hereof, “THE COMPANY” shall provide an answer within a term not to exceed five (5) business days, over the effective term of the Maintenance Guarantee; i.e., a term of three (3) years following installation and start-up thereof.
m)“THE COMPANY” does hereby undertake to furnish the Hospital Vice Minister's Office with two (2) reports every four months as of the execution of this Agreement: 1) Regarding the delivery of technology updates and consumable related services, as well as any maintenance works carried out; and 2) Regarding the consumables and spare parts delivered and the maintenance works conducted on the installed basis under Phase I and Phase II. Both reports shall include: "Deed of Delivery", "Deed of Installation” and “Deed of Maintenance", executed by the Head of the Obstetrics or Neonatology Unit, the Head of Maintenance and the Hospital Director.

SECTION 12: SURETY BONDS AND GUARANTEES.

“THE COMPANY” shall furnish “THE MINISTRY” with the duly notarized surety bond, as stated below, which shall be posted by “THE COMPANY” and duly consigned for the moment of execution of this Addendum. The obtention and all costs pertaining to such guarantee shall be borne by “THE COMPANY”:
•STRICT COMPLIANCE SURETY: A Strict Compliance Surety Bond granted by a Banking Institution or an Insurance Company with domicile in the Bolivarian Republic of Venezuela, registered with the Insurance Superintendency, for an amount equal to TWENTY PER CENT (20
%) of the aggregate amount of this Addendum, which is equivalent to TWENTY FOUR MILLION ONE HUNDRED FORTY-NINE THOUSAND NINE HUNDRED FIFTY-SEVEN UNITED STATES DOLLARS AND TWENTY CENTS (US$ 24,149,957.20) which, for reference purposes as established in Section 130 of the Central Bank of Venezuela’s Act, equals

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Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

TWO HUNDRED FORTY ONE MILLION FOUR HUNDRED NINETY-NINE THOUSAND FIVE HUNDRED SEVENTY-TWO BOLIVARS AND ZERO CENTS (BS 241,499,572.00)
calculated at the official exchange rate fixed by the Central Bank of Venezuela, at a ratio of ten Bolivars per US Dollar (10.00 BS/USD), for the purposes of securing strict compliance with all the obligations arising herefrom. Such surety shall be in full force and effect as of the execution of this Addendum and shall remain effective until “THE MINISTRY" grants the final settlement of the strict compliance guarantee, which shall be expressly stated in the respective Surety Bond.
Furthermore, “THE COMPANY” does hereby accept that:

•SPECIAL MAINTENANCE GUARANTEE: “THE COMPANY” hereby guarantees “THE MINISTRY” the provision of the corrective and preventive maintenance, including the supply of spare parts for each of the Devices subject to technology updates listed in “ANNEX A” and the maintenance of the devices pertaining to “ANNEX C”. Such Guarantee shall remain in full force and effect for a term of three (3) years; and, where required, “THE PARTIES” may agree on an extension of such maintenance one hundred and eighty (180) days in advance of the expiration of this guarantee.
SECTION 22: AGREEMENT-RELATED DOCUMENTS

The documents set out below are deemed to form an integral part of this agreement.

•	“ANNEX A”: Technology Updates and Related Services for the Obstetrics and Neonatal Units of 52 Hospitals depending on the Ministry of the People’s Power for Health, providing High- Complexity care.

•
“ANNEX B”: Consumable Distribution and Related Services required for the items subject to Technology Updates of the Obstetrics and Neonatal Units of 52 Hospitals depending on the Ministry of the People’s Power for Health rendering High-Complexity care for three (3) years.

•
“ANNEX C”: Corrective and Preventive Maintenance Services required for 3768 devices in 87 Hospitals depending on the Ministry of the People’s Power for Health of the installed basis, Phases I and II of the AVA, for three (3) years.

•
“ANNEX D”: Consumable Distribution and Related Services required for 3269 devices in 87 Hospitals depending on the Ministry of the People’s Power for Health of the installed basis, Phases I and II of the AVA, for three (3) years.

•	“ANNEX E.1”: Physical Performance Schedule of “ANNEX A" pertaining to Technology

Addendum No. 001 to Agreement No. 039/2015	Page 12 of 14

Bolivarian Government of Venezuela	1815-2015
Ministry of the People's Power for Health	United Patriots Know How to Triumph

Updates and Related Services for the Obstetrics and Neonatal Units of 52 Hospitals depending on the Ministry of the People’s Power for Health, providing high-complexity care.

•
“ANNEX E.2”: Physical Performance Schedule of “ANNEX B” Consumable Distribution and Related Services required for the items subject to Technology Updates of the Obstetrics and Neonatal Units of 52 Hospitals depending on the Ministry of the People’s Power for Health rendering High-Complexity care for three (3) years.

•
“ANNEX E.3”: Physical Performance Schedule of “ANNEX C” Corrective and Preventive Maintenance Services required for 3768 devices in 87 Hospitals depending on the Ministry of the People’s Power for Health of the installed basis, Phases I and II of the AVA, for three (3) years.

•
“ANNEX E.4”: Physical Performance Schedule of “ANNEX D” Consumable Distribution and Related Services required for 3269 devices in 87 Hospitals depending on the Ministry of the People’s Power for Health of the installed basis, Phases I and II of the AVA, for three (3) years.

•
“ANNEX F.1”: Financial Performance Schedule of “ANNEX A" pertaining to Technology Updates and Related Services for the Obstetrics and Neonatal Units of 52 Hospitals depending on the Ministry of the People’s Power for Health, providing high-complexity care.

•
“ANNEX F.2”: Financial Performance Schedule of “ANNEX B" Consumable Distribution and Related Services required for the items subject to Technology Updates of the Obstetrics and Neonatal United of 52 Hospitals depending on the Ministry of the People’s Power for Health rendering High-Complexity care for three (3) years.

•
“ANNEX F.3”: Financial Performance Schedule of “ANNEX C” Corrective and Preventive Maintenance Services required for 3768 devices in 87 Hospitals depending on the Ministry of the People’s Power for Health of the installed basis, Phases I and II of the AVA, for three (3) years.

•
“ANNEX F.4”: Financial Performance Schedule of “ANNEX D” Consumable Distribution and Related Services required for 3269 devices in 87 Hospitals depending on the Ministry of the People’s Power for Health of the installed basis, Phases I and II of the AVA, for three (3) years.

•	“ANNEX G”: Technical Specifications of the Technology Updates for the Obstetrics and

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Neonatal Units of 52 Hospitals of the Ministry of the People’s Power for Health providing high-complexity care, stated in “ANNEX A”.

•
“ANNEX H”: List of Medical Devices located in the Obstetrics and Neonatal Units of 87 Hospitals depending on the Ministry of the People’s Power for Health, of the installed basis, Phases I and II of the AVA, subject to Corrective and Preventive Maintenance.

•	“ANNEX I”: List of 52 hospitals subject to technology updates and their geographic location.

•	“ANNEX J”: List of 87 Hospitals subject to corrective and preventive maintenance and their geographic location, of the installed basis Phases I and II of the AVA.
Each and all remaining Sections of the Agreement No. 039/2015 executed between “THE MINISTRY” and “THE COMPANY on October 14, 2015, shall remain in full force and effect, pursuant to the terms and conditions set forth therein.
This instrument is executed in four (4) counterparts which, taken together, shall constitute one and the same agreement. In the city of Caracas, on May 20 (twenty), 2016.
In witness whereof, the parties hereto have caused this agreement to be executed:

On behalf of “THE MINISTRY”	On behalf of “THE COMPANY”
/s/Luisana Melo Solorzano	/s/ Osvaldo Mario Aso
LUISANA MELO SOLÓRZANO	OSVALDO MARIO ASO
Minister of the People’s Power for Health	Attorney-in-fact
MEDIX INDUSTRIAL Y COMERCIAL SOCIEDAD ANÓNIMA (MEDIX I.C.S.A)

Addendum No. 001 to Agreement No. 039/2015	Page 14 of 14